DEBTOR:	Dakota Plains Holdings, Inc.			MONTHLY OPERATING REPORT
				CHAPTER 11
CASE NUMBER:	16-43711

Form 2-A
COVER SHEET

For Period Ending 12/31/16

Accounting Method:	X	Accrual Basis	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

		Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. Submit the original Monthly Operating Report
Required Document:		bearing an original signature, to the U. S. Trustee. A copy of the Report must be
		filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document	Previously
Attached	Waived		REQUIRED REPORTS/DOCUMENTS

X		1.	Cash Receipts and Disbursements Statement (Form 2-B)

X		2.	Balance Sheet (Form 2-C)

X		3.	Profit and Loss Statement (Form 2-D)

X		4.	Supporting Schedules (Form 2-E)

X		5.	Quarterly Fee Summary (Form 2-F)

X		6.	Narrative (Form 2-G)

X		7.	Bank Statements for All Bank Accounts

X		8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	1/20/17	Print Name:	Martin J Beskow

		Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

	For Period:	12/20/16	to	12/31/16

CASH FLOW SUMMARY					Current
					Month		Accumulated

1.	Beginning Cash Balance				$378,979	(1)	$378,979	(1)

2.	Cash Receipts
	Operations				0		0
	Sale of Assets				0		0
	DIP Financing / Advances				0		0
	Other				0		0

	Total Cash Receipts				$0		$0

3.	Cash Disbursements
	Operations				12,847		12,847
	DIP Financing Payments				0		0
	Professional Fees / U.S. Trustee Fees				0		0
	Account Funding Transfers				92,078		92,078
	Other				0		0

	Total Cash Disbursements				$104,925		$104,925

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)				(104,925)		(104,925)

5	Ending Cash Balance (to Form 2-C)				$274,054	(2)	$274,054	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash	N/A	$0
DIP Operating Account	N/A	0
DIP State Tax Account	N/A	0
DIP Payroll Account	N/A	0
Other Operating Account	Bank of America - Operating #8118	259,147
Other Operating Account	Bank of America - Disbursement - ZBA #6449	0
Other Operating Account	Wells Fargo - Operating #5118	14,907
Other Interest-bearing Account	N/A	0

TOTAL (must agree with Ending Cash Balance above)		$274,054	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2) All cash balances should be the same.

DEBTOR: Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

	For Period:	12/20/16	to	12/31/16

CASH RECEIPTS DETAIL			Accounts: #8118, #6449, #5118
(attach additional sheets as necessary)

Date	Payer			Description	Amount

12/31/16	None				$0
	Total Operations Cash Receipts				$0

12/31/16	None				$0
	Total Sale of Assets				$0

12/31/16	None				$0
	Total DIP Financing / Advances				$0

12/31/16	None				$0
	Total Other Receipts				$0

				Total Cash Receipts	$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR:	Dakota Plains Holdings, Inc.				CASE NO:	16-43711

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH DISBURSEMENTS DETAIL			Accounts: #8118, #6449, #5118
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

12/23/16	ACH	Mediacom	Internet/Media	$815
12/23/16	ACH	ND Child Support Services	Child Support/Payroll	485
12/28/16	ACH	Bank of America	Bank Fees	139
12/30/16	ACH	Intuit Payroll	Payroll	11,408
		Total Operations Cash Disbursements		$12,847

12/31/16		None		$0
		Total DIP Financing Payments		$0

12/31/16		None		$0
		Total Professional Fees / U.S. Trustee Fees		$0

Various	Transfer	Bank of America	Account Funding Transfer to #8071	92,078
		Total Account Funding Transfers		$92,078

12/31/16		None		0
		Total Other Cash Disbursements		$0

			Total Cash Disbursements	$104,925	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR:	Dakota Plains Holdings, Inc.			CASE NO:	16-43711

Form 2-C
COMPARATIVE BALANCE SHEET
		For Period Ended:	12/31/16

		Current	Petition
ASSETS		Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$274,054	$378,979
Accounts Receivable (from Form 2-E)		9,648	9,648
Receivable from Officers, Employees, Affiliates		0	0
Inventory		0	0
Other Current Assets :(List)	Prepaid Insurance	459,126	460,426
	Prepaid Expense	158,484	198,361

Total Current Assets		$901,312	$1,047,414

Fixed Assets:
Land		$521,415	$521,415
Building		377,089	377,089
Equipment, Furniture and Fixtures		58,949	58,949

Total Fixed Assets		957,453	957,453
Less: Accumulated Depreciation		(193,742)	(193,742)

Net Fixed Assets		$763,711	$763,711

Other Assets (List):	Finance Costs, Net	1,367,768	1,367,768
Deposits		12,500	12,500

TOTAL ASSETS		$3,045,291	$3,191,393

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$5,216	$0
Post-petition Accrued Profesional Fees (from Form 2-E)		0	0
Post-petition Taxes Payable (from Form 2-E)		8,981	0
Post-petition Notes Payable		0	0
Other Post-petition Payable(List):		0	0
		0	0

Total Post Petition Liabilities		$14,197	$0

Pre Petition Liabilities:
Secured Debt - SunTrust		63,193,377	63,193,377
Priority Debt		0	0
Secured Debt - Petroleum Transport Solutions LLC		11,627,608	11,627,608
Unsecured Debt		565,575	565,328

Total Pre Petition Liabilities		$75,386,560	$75,386,313

TOTAL LIABILITIES		$75,400,757	$75,386,313

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		$54,892	$54,892
Retained Earnings - Prepetition		(72,359,812)	(72,249,812)
Retained Earnings - Post-petition		(50,546)	0

TOTAL OWNERS’ EQUITY		$(72,355,466)	$(72,194,920)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$3,045,291	$3,191,393

(1) Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values	Page 1 of 1
listed on the Debtor’s schedules.

DEBTOR:	Dakota Plains Holdings, Inc.					CASE NO:	16-43711

Form 2-D
PROFIT AND LOSS STATEMENT
		For Period:	12/20/16	to	12/31/16

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0	$0
Less: Discounts, Returns and Allowances	(0)	(0)

Net Operating Revenue	$0	$0

Cost of Goods Sold	0	0

Gross Profit	$0	$0

Operating Expenses
Officer Compensation	$18,511	$18,511
Selling, General and Administrative	27,418	27,418
Rents and Leases	4,617	4,617
Depreciation, Depletion and Amortization	0	0
Other (list):	0	0
	0	0

Total Operating Expenses	$50,546	$50,546

Operating Income (Loss)	$(50,546)	$(50,546)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	0	0
Interest Expense	0	0
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$0	$0

Reorganization Expenses
Legal and Professional Fees	$0	$0
Other Reorganization Expense	0	0

Total Reorganization Expenses	$0	$0

Net Income (Loss) Before Income Taxes	$(50,546)	$(50,546)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(50,546)	$(50,546)

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Dakota Plains Holdings, Inc.					CASE NO:	16-43711

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$3,373	$0			$3,373
State	0	4,980	0			4,980

FICA Tax Withheld	0	0	0			0

Employer’s FICA Tax	0	0	0			0

Unemployment Tax
Federal	0	84	0			84
State	0	544	0			544

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$0	$8,981	$0			$8,981

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
						Premium
	Carrier			Amount of	Expiration	Paid
				Coverage	Date	Through
Workers’ Compensation		Various		$12,500,000	3/23/17	1/31/17

General Liability		Various		$50,000,000	7/30/17	1/31/17

Property (Fire, Theft)		Various		$46,413,035	12/10/17	1/31/17

Vehicle		Security National		$1,000,000	12/10/17	1/31/17

Pollution		Berkley-Nautilus		$10,000,000	5/11/17	1/31/17

D&O		Various		$20,000,000	9/19/19	9/19/19

DEBTOR:	Dakota Plains Holdings, Inc.			CASE NO:	16-43711

Form 2-E
SUPPORTING SCHEDULES
	For Period:	12/20/16	to	12/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

				Accounts		Post Petition
Due				Receivable		Accounts Payable

Under 30 days				$0		$5,216
30 to 60 days				0		0
61 to 90 days				0		0
91 to 120 days				0		0
Over 120 days				0		0

Total Post Petition				0

Pre Petition Amounts				9,648

Total Accounts Receivable				$9,648
Less: Bad Debt Reserve				0
Net Accounts Receivable (to Form 2-C)				$9,648

				Total Post Petition
				Accounts Payable		$5,216

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of		Month-end
	Balance	Accrual	Month	Court Approval		Balance Due *

Debtor’s Counsel	$112,928	$0	$0			$0
Senior Secured Lender
Counsel	0	0	0			0
Counsel for Unsecured
Creditors’ Committee	0	0	0			0
Trustee’s Counsel	0	0	0			0
Accountant	0	0	0			0
Other:	0	0	0			0
Total	$112,928	$0	$0			$0
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position		Nature of Payment		Amount
					$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.	Page 2 of 2

DAKP AP Aging (Post-Petition)
Vendor	Under 30 Days	30 to 60 Days	61 to 90 Days	91 to 120 Days	Over 120 Days	Total
AIS	1,093.91					1,093.91
Corporation Services Company	427.20					427.20
Health Partners	1,945.62					1,945.62
Interwest Transfer Co., Inc.	325.00					325.00
Northwestern Mutual	1,423.99					1,423.99

Total	5,215.72	0.00	0.00	0.00	0.00	5,215.72

DEBTOR:	Dakota Plains Holdings, Inc.		CASE NO:	16-43711

Form 2-F
QUARTERLY FEE SUMMARY *
	For the Month Ended:	12/31/16

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$0
February	2016		0
March	2016		0

TOTAL 1st Quarter			$0	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		12,847	(1)

TOTAL 4th Quarter			$12,847		$325	1758	1/20/17

(1) Excludes “Account Funding Transfers” from line 3, Form 2-B since these are included in Disbursements of subsidiary.

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*	This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Plains Holdings, Inc.		CASE NO:	16-43711
Form 2-G NARRATIVE
	For Period Ending	12/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

There are no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no unusual or non-recurring accounting transactions that are reported in the financial statements. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date.

DEBTOR:	Dakota Petroleum Transport Solutions, LLC			MONTHLY OPERATING REPORT
				CHAPTER 11
CASE NUMBER:	16-43718

Form 2-A
COVER SHEET

For Period Ending 12/31/16

Accounting Method:	X	Accrual Basis	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

		Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. Submit the original Monthly Operating Report
Required Document:		bearing an original signature, to the U. S. Trustee. A copy of the Report must be
		filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document	Previously
Attached	Waived		REQUIRED REPORTS/DOCUMENTS

X		1.	Cash Receipts and Disbursements Statement (Form 2-B)

X		2.	Balance Sheet (Form 2-C)

X		3.	Profit and Loss Statement (Form 2-D)

X		4.	Supporting Schedules (Form 2-E)

X		5.	Quarterly Fee Summary (Form 2-F)

X		6.	Narrative (Form 2-G)

X		7.	Bank Statements for All Bank Accounts

X		8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	1/20/17	Print Name:	Martin J Beskow

		Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Petroleum Transport Solutions, LLC			CASE NO:	16-43718

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$0	(1)	$0	(1)

2.	Cash Receipts
	Operations	0		0
	Sale of Assets	0		0
	DIP Financing / Advances	0		0
	Account Funding Transfers	92,078		92,078
	Other	0		0

	Total Cash Receipts	$92,078		$92,078

3.	Cash Disbursements
	Operations	92,078		92,078
	DIP Financing Payments	0		0
	Professional Fees / U.S. Trustee Fees	0		0
	Other	0		0

	Total Cash Disbursements	$92,078		$92,078

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	0		0

5	Ending Cash Balance (to Form 2-C)	$0	(2)	$0	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash	N/A	$0
DIP Operating Account	N/A	0
DIP State Tax Account	N/A	0
DIP Payroll Account	N/A	0
Other Operating Account	Bank of America - Disbursement - ZBA #8071	0
Other Interest-bearing Account	N/A	0

TOTAL (must agree with Ending Cash Balance above)		$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month's ending balance.			Page 1 of 3
(2) All cash balances should be the same.

DEBTOR:	Dakota Petroleum Transport Solutions, LLC			CASE NO:	16-43718

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH RECEIPTS DETAIL		Account: #8071
(attach additional sheets as necessary)

Date	Payer	Description			Amount

12/31/16	None				$0
	Total Operations Cash Receipts				$0

12/31/16	None				$0
	Total Sale of Assets				$0

12/31/16	None				$0
	Total DIP Financing / Advances				$0

Various	Bank of America	Account Funding Transfer from #8118			$92,078
	Total Account Funding Receipts				$92,078

12/31/16	None				$0
	Total Other Receipts				$0

		Total Cash Receipts			$92,078	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1					Page 2 of 3

DEBTOR:	Dakota Petroleum Transport Solutions, LLC				CASE NO:	16-43718

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
		For Period:	12/20/16	to	12/31/16

CASH DISBURSEMENTS DETAIL				Account: #8071
(attach additional sheets as necessary)

Date	Check No.	Payee			Description (Purpose)	Amount

12/27/16	ACH	Wells Fargo Dealer Services			Auto Loan	1,368
12/27/16	ACH	Ally			Auto Loan	918
12/27/16	ACH	Ally			Auto Loan	900
12/28/16	ACH	Bank of America			Bank Fees	139
12/30/16	Wire	First Insurance Funding			Insurance	88,753
		Total Operations Cash Disbursements				$92,078

12/31/16		None				$0
		Total DIP Financing Payments				$0

12/31/16		None				$0
		Total Professional Fees / U.S. Trustee Fees				$0

12/31/16		None				0
		Total Other Cash Disbursements				$0

					Total Cash Disbursements	$92,078	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1						Page 3 of 3

DEBTOR:	Dakota Petroleum Transport Solutions, LLC		CASE NO:	16-43718

Form 2-C
COMPARATIVE BALANCE SHEET
	For Period Ended:	12/31/16

		Current	Petition
ASSETS		Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$0	$0
Accounts Receivable (from Form 2-E)		5,776,806	5,395,679
Receivable from Officers, Employees, Affiliates		0	0
Inventory		0	0
Other Current Assets :(List)	Prepaid Insurance	221,282	174,811
	Prepaid Expense	8,506	10,491

Total Current Assets		$6,006,594	$5,580,981

Fixed Assets:
Land		$0	$0
Building		4,077,616	4,077,616
Equipment, Furniture and Fixtures		6,030,858	6,030,858

Total Fixed Assets		10,108,474	10,108,474
Less: Accumulated Depreciation		(2,322,185)	(2,322,185)

Net Fixed Assets		$7,786,289	$7,786,289

Other Assets (List):	Other Long-Term Assets	729,623	729,623
		0	0

TOTAL ASSETS		$14,522,506	$14,096,893

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$13,789	$0
Post-petition Accrued Profesional Fees (from Form 2-E)		0	0
Post-petition Taxes Payable (from Form 2-E)		0	0
Post-petition Notes Payable		0	0
Other Post-petition Payable(List):	Accrued Salaries	25,117	0
	Accrued Expenses	19,116	0

Total Post Petition Liabilities		$58,022	$0

Pre Petition Liabilities:
Secured Debt		0	0
Priority Debt - Property Tax		579,476	437,754
Secured Debt - Notes Payable Vehicles		168,269	173,174
Unsecured Debt		60,833	32,802

Total Pre Petition Liabilities		$808,578	$643,730

TOTAL LIABILITIES		$866,600	$643,730

OWNERS' EQUITY
Owner's/Stockholder's Equity		$0	$0
Retained Earnings - Prepetition		13,453,163	13,453,163
Retained Earnings - Post-petition		202,743	0

TOTAL OWNERS' EQUITY		$13,655,906	$13,453,163

TOTAL LIABILITIES AND OWNERS' EQUITY		$14,522,506	$14,096,893

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values			Page 1 of 1
listed on the Debtor's schedules.

DEBTOR:	Dakota Petroleum Transport Solutions, LLC			CASE NO:	16-43718

Form 2-D
PROFIT AND LOSS STATEMENT
For Period:	12/20/16	to	12/31/16

			Current		Accumulated
			Month		Total (1)

Gross Operating Revenue			$372,614		$372,614
Less: Discounts, Returns and Allowances			(0)		(0

Net Operating Revenue			$372,614		$372,614

Cost of Goods Sold			88,587		88,587

Gross Profit			$284,026		$284,026

Operating Expenses
Officer Compensation			$0		$0
Selling, General and Administrative			80,984		80,984
Rents and Leases			0		0
Depreciation, Depletion and Amortization			0		0
Other (list):			0		0
			0		0

Total Operating Expenses			$80,984		$80,984

Operating Income (Loss)			$203,042		$203,042

Non-Operating Income and Expenses
Other Non-Operating Expenses			$0		$0
Gains (Losses) on Sale of Assets			0		0
Interest Income			0		0
Interest Expense			(299)		(299)
Other Non-Operating Income			0		0

Net Non-Operating Income or (Expenses)			$(299)		$(299)

Reorganization Expenses
Legal and Professional Fees			$0		$0
Other Reorganization Expense			0		0

Total Reorganization Expenses			$0		$0

Net Income (Loss) Before Income Taxes			$202,743		$202,743

Federal and State Income Tax Expense (Benefit)			0		0

NET INCOME (LOSS)			$202,743		$202,743

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Dakota Petroleum Transport Solutions, LLC					CASE NO:	16-43718

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount		Date	Check	Ending
	Balance (1)	Accrued	Paid		Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0				$0
State	0	0	0				0

FICA Tax Withheld	0	0	0				0

Employer's FICA Tax	0	0	0				0

Unemployment Tax
Federal	0	0	0				0
State	0	0	0				0

Sales, Use &
Excise Taxes	0	0	0				0

Property Taxes	0	0	0				0

Accrued Income Tax:
Federal	0	0	0				0
State	0	0	0				0
Other:	0	0	0				0

TOTALS	$0	$0	$0				$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
							Premium
	Carrier				Amount of	Expiration	Paid
					Coverage	Date	Through
Workers' Compensation		Various			$12,500,000	3/23/17	1/31/17

General Liability		Various			$50,000,000	7/30/17	1/31/17

Property (Fire, Theft)		Various			$46,413,035	12/10/17	1/31/17

Vehicle		Security National			$1,000,000	12/10/17	1/31/17

Pollution		Berkley-Nautilus			$10,000,000	5/11/17	1/31/17

D&O		Various			$20,000,000	9/19/19	9/19/19

DEBTOR:	Dakota Petroleum Transport Solutions, LLC				CASE NO:		16-43718

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

					Accounts		Post Petition
Due					Receivable		Accounts Payable

Under 30 days					$381,127		$13,789
30 to 60 days					0		0
61 to 90 days					0		0
91 to 120 days					0		0
Over 120 days					0		0

Total Post Petition					381,127

Pre Petition Amounts					5,482,232

Total Accounts Receivable					$5,863,359
Less: Bad Debt Reserve					(86,553)
Net Accounts Receivable (to Form 2-C)					$5,776,806

					Total Post Petition
					Accounts Payable		$13,789

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month's	Current		Date of		Month-end
	Balance	Accrual	Month		Court Approval		Balance Due *

Debtor's Counsel	$0	$0	$0				$0
Senior Secured Lender
Counsel	0	0	0				0
Counsel for Unsecured
Creditors' Committee	0	0	0				0
Trustee's Counsel	0	0	0				0
Accountant	0	0	0				0
Other:	0	0	0				0
Total	$0	$0	$0				$0
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position		Nature of Payment			Amount
						$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.							Page 2 of 2

DPTS, LLC AR Aging (Post-Petition)
	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Total
4 Customers	381,127					381,127

Total	381,127	0	0	0	0	381,127

DPTS, LLC AR Aging (Pre-Petition)
	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Total
2 Customers					5,482,232	5,482,232
Bad Debt Reserve					(86,553)	(86,553)

Total	0	0	0	0	5,395,679	5,395,679

DPTS AP Aging (Post-Petition)
Vendor	Under 30 Days	30 to 60 Days	61 to 90 Days	91 to 120 Days	Over 120 Days	Total
Border States Electric Supply	1,485					1,485
Butler Machinery Company	381					381
Hughes Network Systems, LLC	115					115
Northern Plains Rail Services	3,550					3,550
Salco Products, Inc.	5,780					5,780
United Quality Cooperative	2,477					2,477

Total	13,789	0	0	0	0	13,789

DEBTOR:	Dakota Petroleum Transport Solutions, LLC					CASE NO:	16-43718

Form 2-F
QUARTERLY FEE SUMMARY *
			For the Month Ended:		12/31/16

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$0
February	2016		0
March	2016		0

TOTAL 1st Quarter			$0	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		92,078

TOTAL 4th Quarter			$92,078		$975	1759	1/20/17

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*	This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	CASE NO:	16-43718

Form 2-G
NARRATIVE
For Period Ending 12/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Dakota Petroleum Transport Solutions, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the "Parent Company"). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	DPTS Sand, LLC			MONTHLY OPERATING REPORT
				CHAPTER 11
CASE NUMBER:	16-43721

Form 2-A
COVER SHEET

For Period Ending 12/31/16

Accounting Method:	X	Accrual Basis	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

		Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. Submit the original Monthly Operating Report
Required Document:		bearing an original signature, to the U. S. Trustee. A copy of the Report must be
		filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document	Previously
Attached	Waived		REQUIRED REPORTS/DOCUMENTS

X		1.	Cash Receipts and Disbursements Statement (Form 2-B)

X		2.	Balance Sheet (Form 2-C)

X		3.	Profit and Loss Statement (Form 2-D)

X		4.	Supporting Schedules (Form 2-E)

X		5.	Quarterly Fee Summary (Form 2-F)

X		6.	Narrative (Form 2-G)

X		7.	Bank Statements for All Bank Accounts

X		8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	1/20/17	Print Name:	Martin J Beskow

		Signature:

		Title:	Chief Financial Officer

DEBTOR: DPTS Sand, LLC				CASE NO:		16-43721

	Form 2-B
	CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH FLOW SUMMARY				Current
				Month		Accumulated

1.	Beginning Cash Balance			$1,629	(1)	$1,629	(1)

2.	Cash Receipts
	Operations			0		0
	Sale of Assets			0		0
	DIP Financing / Advances			0		0
	Other			0		0

	Total Cash Receipts			$0		$0

3.	Cash Disbursements
	Operations			0		0
	DIP Financing Payments			0		0
	Professional Fees / U.S. Trustee Fees			0		0
	Account Funding Transfers			0
	Other			0		0

	Total Cash Disbursements			$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)			0		0

5	Ending Cash Balance (to Form 2-C)			$1,629	(2)	$1,629	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash	N/A	$0
DIP Operating Account	N/A	0
DIP State Tax Account	N/A	0
DIP Payroll Account	N/A	0
Other Operating Account	Bank of America - Operating #8132	1,629
Other Interest-bearing Account	N/A	0

TOTAL (must agree with Ending Cash Balance above)		$1,629	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.
(2) All cash balances should be the same.

DEBTOR:	DPTS Sand, LLC			CASE NO:	16-43721

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH RECEIPTS DETAIL		Account: #8132
(attach additional sheets as necessary)

Date	Payer	Description			Amount

12/31/16	None				$0
	Total Operations Cash Receipts				$0

12/31/16	None				$0
	Total Sale of Assets				$0

12/31/16	None				$0
	Total DIP Financing / Advances				$0

12/31/16	None				$0
	Total Other Receipts				$0

		Total Cash Receipts			$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR:	DPTS Sand, LLC				CASE NO:	16-43721

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
		For Period:	12/20/16	to	12/31/16

CASH DISBURSEMENTS DETAIL				Account: #8132
(attach additional sheets as necessary)

Date	Check No.	Payee			Description (Purpose)	Amount

12/31/16		None				0
		Total Operations Cash Disbursements				$0

12/31/16		None				$0
		Total DIP Financing Payments				$0

12/31/16		None				$0
		Total Professional Fees / U.S. Trustee Fees				$0

12/31/16		None				0
		Total Account Funding Transfers				$0

12/31/16		None				0
		Total Other Cash Disbursements				$0

					Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: DPTS Sand, LLC			CASE NO:	16-43721

Form 2-C
COMPARATIVE BALANCE SHEET
	For Period Ended:	12/31/16
			Current	Petition
ASSETS			Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)			$1,629	$1,629
Accounts Receivable (from Form 2-E)			355,858	262,013
Receivable from Officers, Employees, Affiliates			0	0
Inventory			0	0
Other Current Assets :(List)			0	0
			0	0

Total Current Assets			$357,487	$263,642

Fixed Assets:
Land			$0	$0
Building			0	0
Equipment, Furniture and Fixtures			0	0

Total Fixed Assets			0	0
Less: Accumulated Depreciation			(0)	(0)

Net Fixed Assets			$0	$0

Other Assets (List):			0	0
			0	0

TOTAL ASSETS			$357,487	$263,642

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)			$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)			0	0
Post-petition Taxes Payable (from Form 2-E)			0	0
Post-petition Notes Payable			0	0
Other Post-petition Payable(List):	Accrued Salaries		0	0
			0	0

Total Post Petition Liabilities			$0	$0

Pre Petition Liabilities:
Secured Debt			0	0
Priority Debt - Property Tax			0	0
Secured Debt - Notes Payable Vehicles			0	0
Unsecured Debt			0	0

Total Pre Petition Liabilities			$0	$0

TOTAL LIABILITIES			$0	$0

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity			$0	$0
Retained Earnings - Prepetition			263,642	263,642
Retained Earnings - Post-petition			93,845	0

TOTAL OWNERS’ EQUITY			$357,487	$263,642

TOTAL LIABILITIES AND OWNERS’ EQUITY			$357,487	$263,642

(1) Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.

DEBTOR:	DPTS Sand, LLC				CASE NO:	16-43721

Form 2-D
PROFIT AND LOSS STATEMENT
For Period:		12/20/16	to	12/31/16

				Current		Accumulated
				Month		Total (1)

Gross Operating Revenue				$93,845		$93,845
Less: Discounts, Returns and Allowances				(0)		(0)

Net Operating Revenue				$93,845		$93,845

Cost of Goods Sold				0		0

Gross Profit				$93,845		$93,845

Operating Expenses
Officer Compensation				$0		$0
Selling, General and Administrative				0		0
Rents and Leases				0		0
Depreciation, Depletion and Amortization				0		0
Other (list):				0		0
				0		0

Total Operating Expenses				$0		$0

Operating Income (Loss)				$93,845		$93,845

Non-Operating Income and Expenses
Other Non-Operating Expenses				$0		$0
Gains (Losses) on Sale of Assets				0		0
Interest Income				0		0
Interest Expense				0		0
Other Non-Operating Income				0		0

Net Non-Operating Income or (Expenses)				$0		$0

Reorganization Expenses
Legal and Professional Fees				$0		$0
Other Reorganization Expense				0		0

Total Reorganization Expenses				$0		$0

Net Income (Loss) Before Income Taxes				$93,845		$93,845

Federal and State Income Tax Expense (Benefit)				0		0

NET INCOME (LOSS)				$93,845		$93,845

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	DPTS Sand, LLC					CASE NO:	16-43721

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount		Date	Check	Ending
	Balance (1)	Accrued	Paid		Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0				$0
State	0	0	0				0

FICA Tax Withheld	0	0	0				0

Employer’s FICA Tax	0	0	0				0

Unemployment Tax
Federal	0	0	0				0
State	0	0	0				0

Sales, Use &
Excise Taxes	0	0	0				0

Property Taxes	0	0	0				0

Accrued Income Tax:
Federal	0	0	0				0
State	0	0	0				0
Other:	0	0	0				0

TOTALS	$0	$0	$0				$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers’ Compensation	Various	$12,500,000	3/23/17	1/31/17

General Liability	Various	$50,000,000	7/30/17	1/31/17

Property (Fire, Theft)	Various	$46,413,035	12/10/17	1/31/17

Vehicle	Security National	$1,000,000	12/10/17	1/31/17

Pollution	Berkley-Nautilus	$10,000,000	5/11/17	1/31/17

D&O	Various	$20,000,000	9/19/19	9/19/19

DEBTOR:	DPTS Sand, LLC				CASE NO:	16-43721

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

					Accounts	Post Petition
Due					Receivable	Accounts Payable

Under 30 days					$93,845	$0
30 to 60 days					0	0
61 to 90 days					0	0
91 to 120 days					0	0
Over 120 days					0	0

Total Post Petition					93,845

Pre Petition Amounts					262,013

Total Accounts Receivable					$355,858
Less: Bad Debt Reserve					0
Net Accounts Receivable (to Form 2-C)					$355,858

					Total Post Petition
					Accounts Payable	$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$0	$0	$0		$0
Senior Secured Lender
Counsel	0	0	0		0
Counsel for Unsecured
Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other:	0	0	0		0
Total	$0	$0	$0		$0

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DPTS Sand, LLC AR Aging (Post-Petition)
Vendor - UNIMIN Invoice #	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Total
1134 - Dec	12,107					12,107
1133	43,531					43,531
1132	38,208					38,208

Total	93,845	0	0	0	0	93,845

DPTS Sand, LLC AR Aging (Pre-Petition)
Vendor - UNIMIN Invoice #	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Total
1131	61,655					61,655
1130	32,493					32,493
1129		73,784				73,784
1128		36,481				36,481
1127		57,599				57,599

Total	94,149	167,864	0	0	0	262,013

DEBTOR:	DPTS Sand, LLC				CASE NO:	16-43721

Form 2-F
QUARTERLY FEE SUMMARY *
		For the Month Ended:		12/31/16

		Cash		Quarterly		Date
Month	Year	Disbursements **		Fee Due	Check No.	Paid

January	2016	$0
February	2016	0
March	2016	0

TOTAL 1st Quarter		$0	$

April	2016	$0
May	2016	0
June	2016	0

TOTAL 2nd Quarter		$0	$

July	2016	$0
August	2016	0
September	2016	0

TOTAL 3rd Quarter		$0	$

October	2016	$0
November	2016	0
December	2016	0

TOTAL 4th Quarter		$0		$325	1760	1/20/17

FEE SCHEDULE
Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

*	This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	DPTS Sand, LLC		CASE NO:	16-43721

Form 2-G
NARRATIVE
For Period Ending		12/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

DPTS Sand, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the “Parent Company”). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	DPTS Marketing LLC			MONTHLY OPERATING REPORT
				CHAPTER 11
CASE NUMBER:	16-43717

Form 2-A
COVER SHEET

For Period Ending 12/31/16

Accounting Method:	X	Accrual Basis	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

		Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. Submit the original Monthly Operating Report
Required Document:		bearing an original signature, to the U. S. Trustee. A copy of the Report must be
		filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document	Previously
Attached	Waived		REQUIRED REPORTS/DOCUMENTS

X		1.	Cash Receipts and Disbursements Statement (Form 2-B)

X		2.	Balance Sheet (Form 2-C)

X		3.	Profit and Loss Statement (Form 2-D)

X		4.	Supporting Schedules (Form 2-E)

X		5.	Quarterly Fee Summary (Form 2-F)

X		6.	Narrative (Form 2-G)

X		7.	Bank Statements for All Bank Accounts

X		8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	1/20/17	Print Name:	Martin J Beskow

		Signature:

		Title:	Chief Financial Officer

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:   12/20/16  to  12/31/16

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$0	(1)	$0	(1)

2.	Cash Receipts
	Operations	0		0
	Sale of Assets	0		0
	DIP Financing / Advances	0		0
	Other	0		0

	Total Cash Receipts	$0		$0

3.	Cash Disbursements
	Operations	0		0
	DIP Financing Payments	0		0
	Professional Fees / U.S. Trustee Fees	0		0
	Other	0		0

	Total Cash Disbursements	$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	0		0

5	Ending Cash Balance (to Form 2-C)	$0	(2)	$0	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash	N/A	$0
DIP Operating Account	N/A	0
DIP State Tax Account	N/A	0
DIP Payroll Account	N/A	0
Other Operating Account	Bank of America - Disbursement - ZBA #8137	0
Other Interest-bearing Account	N/A	0

TOTAL (must agree with Ending Cash Balance above)		$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.

(2) All cash balances should be the same.

DEBTOR: DPTS Marketing LLC	CASE NO: 16-43717

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:   12/20/16   to   12/31/16

CASH RECEIPTS DETAIL		Account: #8137
(attach additional sheets as necessary)

Date	Payer	Description	Amount

12/31/16	None		$0
	Total Operations Cash Receipts		$0

12/31/16	None		$0
	Total Sale of Assets		$0

12/31/16	None		$0
	Total DIP Financing / Advances		$0

12/31/16	None		$0
	Total Other Receipts		$0

		Total Cash Receipts	$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR: DPTS Marketing LLC	CASE NO: 16-43717

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:   12/20/16   to   12/31/16

CASH DISBURSEMENTS DETAIL			Account: #8137
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

12/31/16			None	0
			Total Operations Cash Disbursements	$0

12/31/16			None	$0
			Total DIP Financing Payments	$0

12/31/16			None	$0
		Total Professional Fees / U.S. Trustee Fees		$0

12/31/16			None	0
			Total Other Cash Disbursements	$0

			Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR: DPTS Marketing LLC	CASE NO: 16-43717

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    12/31/16

	Current	Petition
ASSETS	Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)	$0	$0
Accounts Receivable (from Form 2-E)	63,614	63,614
Receivable from Officers, Employees, Affiliates	0	0
Inventory	0	0
Other Current Assets :(List)	0	0
	0	0

Total Current Assets	$63,614	$63,614

Fixed Assets:
Land	$0	$0
Building	0	0
Equipment, Furniture and Fixtures	0	0

Total Fixed Assets	0	0
Less: Accumulated Depreciation	(0)	(0)

Net Fixed Assets	$0	$0

Other Assets (List):	0	0
	0	0

TOTAL ASSETS	$63,614	$63,614

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)	0	0
Post-petition Taxes Payable (from Form 2-E)	0	0
Post-petition Notes Payable	0	0
Other Post-petition Payable(List):	0	0
	0	0

Total Post Petition Liabilities	$0	$0

Pre Petition Liabilities:
Secured Debt - Western Petroleum Company	1,827,164	1,827,164
Unsecured Debt	831,211	831,211

Total Pre Petition Liabilities	$2,658,375	$2,658,375

TOTAL LIABILITIES	$2,658,375	$2,658,375

OWNERS' EQUITY
Owner's/Stockholder's Equity	$0	$0
Retained Earnings - Prepetition	(2,594,761)	(2,594,761)
Retained Earnings - Post-petition	0	0

TOTAL OWNERS' EQUITY	$(2,594,761)	$(2,594,761)

TOTAL LIABILITIES AND OWNERS' EQUITY	$63,614	$63,614

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values	Page 1 of 1
listed on the Debtor's schedules.

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-D

PROFIT AND LOSS STATEMENT

For Period: 12/20/16 to 12/31/16

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0	$0
Less: Discounts, Returns and Allowances	(0)	(0)

Net Operating Revenue	$0	$0

Cost of Goods Sold	0	0

Gross Profit	$0	$0

Operating Expenses
Officer Compensation	$0	$0
Selling, General and Administrative	0	0
Rents and Leases	0	0
Depreciation, Depletion and Amortization	0	0
Other (list):	0	0
	0	0

Total Operating Expenses	$0	$0

Operating Income (Loss)	$0	$0

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	0	0
Interest Expense	0	0
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$0	$0

Reorganization Expenses
Legal and Professional Fees	$0	$0
Other Reorganization Expense	0	0

Total Reorganization Expenses	$0	$0

Net Income (Loss) Before Income Taxes	$0	$0

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$0	$0

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-E

SUPPORTING SCHEDULES

For Period: 12/20/16 to 12/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0			$0
State	0	0	0			0

FICA Tax Withheld	0	0	0			0

Employer's FICA Tax	0	0	0			0

Unemployment Tax
Federal	0	0	0			0
State	0	0	0			0

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$0	$0	$0			$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers' Compensation	Various	$12,500,000	3/23/17	1/31/17

General Liability	Various	$50,000,000	7/30/17	1/31/17

Property (Fire, Theft)	Various	$46,413,035	12/10/17	1/31/17

Vehicle	Security National	$1,000,000	12/10/17	1/31/17

Pollution	Berkley-Nautilus	$10,000,000	5/11/17	1/31/17

D&O	Various	$20,000,000	9/19/19	9/19/19

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-E

SUPPORTING SCHEDULES

For Period: 12/20/16 to 12/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$0	$0
30 to 60 days	0	0
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	0

Pre Petition Amounts	63,614

Total Accounts Receivable	$63,614
Less: Bad Debt Reserve	0
Net Accounts Receivable (to Form 2-C)	$63,614

	Total Post Petition
	Accounts Payable	$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month's	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor's Counsel	$0	$0	$0		$0
Senior Secured Lender
Counsel	0	0	0		0
Counsel for Unsecured
Creditors' Committee	0	0	0		0
Trustee's Counsel	0	0	0		0
Accountant	0	0	0		0
Other:	0	0	0		0
Total	$0	$0	$0		$0
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.	Page 2 of 2

DPTS Marketing LLC AR Aging (Pre-Petition)
Customer	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Total
4 Customers					63,614	63,614

Total	0	0	0	0	63,614	63,614

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended:  12/31/16

		Cash		Quarterly		Date
Month	Year	Disbursements **		Fee Due	Check No.	Paid

January	2016	$0
February	2016	0
March	2016	0

TOTAL 1st Quarter		$0	$

April	2016	$0
May	2016	0
June	2016	0

TOTAL 2nd Quarter		$0	$

July	2016	$0
August	2016	0
September	2016	0

TOTAL 3rd Quarter		$0	$

October	2016	$0
November	2016	0
December	2016	0

TOTAL 4th Quarter		$0		$325	1761	1/20/17

FEE SCHEDULE
Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

*	This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-G

NARRATIVE

For Period Ending 12/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

DPTS Marketing LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the "Parent Company"). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	Dakota Plains Transloading, LLC			MONTHLY OPERATING REPORT
				CHAPTER 11
CASE NUMBER:	16-43712

Form 2-A
COVER SHEET

For Period Ending 12/31/16

Accounting Method:	X	Accrual Basis	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

		Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. Submit the original Monthly Operating Report
Required Document:		bearing an original signature, to the U. S. Trustee. A copy of the Report must be
		filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document	Previously
Attached	Waived		REQUIRED REPORTS/DOCUMENTS

X		1.	Cash Receipts and Disbursements Statement (Form 2-B)

X		2.	Balance Sheet (Form 2-C)

X		3.	Profit and Loss Statement (Form 2-D)

X		4.	Supporting Schedules (Form 2-E)

X		5.	Quarterly Fee Summary (Form 2-F)

X		6.	Narrative (Form 2-G)

N/A		7.	Bank Statements for All Bank Accounts

N/A		8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	1/20/17	Print Name:	Martin J Beskow

		Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Plains Transloading, LLC			CASE NO:	16-43712

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH FLOW SUMMARY			Current
			Month		Accumulated

1.	Beginning Cash Balance		$0	(1)	$0	(1)

2.	Cash Receipts
	Operations		0		0
	Sale of Assets		0		0
	DIP Financing / Advances		0		0
	Other		0		0

	Total Cash Receipts		$0		$0

3.	Cash Disbursements
	Operations		0		0
	DIP Financing Payments		0		0
	Professional Fees / U.S. Trustee Fees		0		0
	Other		0		0

	Total Cash Disbursements		$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)		0		0

5	Ending Cash Balance (to Form 2-C)		$0	(2)	$0	(2)

CASH BALANCE SUMMARY					Book
		Financial Institution			Balance

	Petty Cash	N/A			$0
	DIP Operating Account	N/A			0
	DIP State Tax Account	N/A			0
	DIP Payroll Account	N/A			0
	Other Operating Account	N/A			0
	Other Interest-bearing Account	N/A			0

	TOTAL (must agree with Ending Cash Balance above)				$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month's ending balance.	Page 1 of 3
(2) All cash balances should be the same.

DEBTOR: Dakota Plains Transloading, LLC				CASE NO:	16-43712

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH RECEIPTS DETAIL	Account: N/A
(attach additional sheets as necessary)

Date	Payer	Description	Amount

12/31/16	None		$0
	Total Operations Cash Receipts		$0

12/31/16	None		$0
	Total Sale of Assets		$0

12/31/16	None		$0
	Total DIP Financing / Advances		$0

12/31/16	None		$0
	Total Other Receipts		$0

		Total Cash Receipts	$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR:	Dakota Plains Transloading, LLC			CASE NO:	16-43712

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period:	12/20/16	to	12/31/16

CASH DISBURSEMENTS DETAIL		Account: N/A
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

12/31/16			None	0
			Total Operations Cash Disbursements	$0

12/31/16			None	$0
			Total DIP Financing Payments	$0

12/31/16			None	$0
		Total Professional Fees / U.S. Trustee Fees		$0

12/31/16			None	0
			Total Other Cash Disbursements	$0

			Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR:	Dakota Plains Transloading, LLC		CASE NO:	16-43712

Form 2-C
COMPARATIVE BALANCE SHEET
	For Period Ended:	12/31/16

	Current	Petition
ASSETS	Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)	$0	$0
Accounts Receivable (from Form 2-E)	0	0
Receivable from Officers, Employees, Affiliates	0	0
Inventory	0	0
Other Current Assets :(List)	0	0
	0	0
Total Current Assets	$0	$0

Fixed Assets:
Land	$0	$0
Building	0	0
Equipment, Furniture and Fixtures	0	0

Total Fixed Assets	0	0
Less: Accumulated Depreciation	(0)	(0)

Net Fixed Assets	$0	$0

Other Assets (List):	0	0
	0	0
TOTAL ASSETS	$0	$0

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)	0	0
Post-petition Taxes Payable (from Form 2-E)	0	0
Post-petition Notes Payable	0	0
Other Post-petition Payable(List):	0	0
	0	0
Total Post Petition Liabilities	$0	$0

Pre Petition Liabilities:
Secured Debt - Western Petroleum Company	0	0
Unsecured Debt	0	0
Total Pre Petition Liabilities	$0	$0

TOTAL LIABILITIES	$0	$0

OWNERS' EQUITY
Owner's/Stockholder's Equity	$0	$0
Retained Earnings - Prepetition	0	0
Retained Earnings - Post-petition	0	0
TOTAL OWNERS' EQUITY	$0	$0

TOTAL LIABILITIES AND OWNERS' EQUITY	$0	$0

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values	Page 1 of 1
listed on the Debtor's schedules.

DEBTOR:	Dakota Plains Transloading, LLC				CASE NO:	16-43712

Form 2-D
PROFIT AND LOSS STATEMENT
	For Period:	12/20/16	to	12/31/16

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0	$0
Less: Discounts, Returns and Allowances	(0)	(0)

Net Operating Revenue	$0	$0

Cost of Goods Sold	0	0

Gross Profit	$0	$0

Operating Expenses
Officer Compensation	$0	$0
Selling, General and Administrative	0	0
Rents and Leases	0	0
Depreciation, Depletion and Amortization	0	0
Other (list):	0	0
	0	0

Total Operating Expenses	$0	$0

Operating Income (Loss)	$0	$0

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	0	0
Interest Expense	0	0
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$0	$0

Reorganization Expenses
Legal and Professional Fees	$0	$0
Other Reorganization Expense	0	0

Total Reorganization Expenses	$0	$0

Net Income (Loss) Before Income Taxes	$0	$0

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$0	$0

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Dakota Plains Transloading, LLC				CASE NO:	16-43712

Form 2-E
SUPPORTING SCHEDULES
	For Period:	12/20/16	to	12/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0			$0
State	0	0	0			0

FICA Tax Withheld	0	0	0			0

Employer's FICA Tax	0	0	0			0

Unemployment Tax
Federal	0	0	0			0
State	0	0	0			0

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$0	$0	$0			$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers' Compensation	Various	$12,500,000	3/23/17	1/31/17

General Liability	Various	$50,000,000	7/30/17	1/31/17

Property (Fire, Theft)	Various	$46,413,035	12/10/17	1/31/17

Vehicle	Security National	$1,000,000	12/10/17	1/31/17

Pollution	Berkley-Nautilus	$10,000,000	5/11/17	1/31/17

D&O	Various	$20,000,000	9/19/19	9/19/19

DEBTOR:	Dakota Plains Transloading, LLC			CASE NO:	16-43712

Form 2-E
SUPPORTING SCHEDULES
	For Period:	12/20/16	to	12/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$0	$0
30 to 60 days	0	0
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	0

Pre Petition Amounts	0

Total Accounts Receivable	$0
Less: Bad Debt Reserve	0
Net Accounts Receivable (to Form 2-C)	$0

	Total Post Petition
	Accounts Payable	$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month's	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor's Counsel	$0	$0	$0		$0
Senior Secured Lender
Counsel	0	0	0		0
Counsel for Unsecured
Creditors' Committee	0	0	0		0
Trustee's Counsel	0	0	0		0
Accountant	0	0	0		0
Other:	0	0	0		0
Total	$0	$0	$0		$0
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position	Nature of Payment	Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.	Page 2 of 2

DEBTOR:	Dakota Plains Transloading, LLC		CASE NO:	16-43712

Form 2-F
QUARTERLY FEE SUMMARY *
	For the Month Ended:	12/31/16

		Cash		Quarterly		Date
Month	Year	Disbursements **		Fee Due	Check No.	Paid

January	2016	$0
February	2016	0
March	2016	0

TOTAL 1st Quarter		$0	$

April	2016	$0
May	2016	0
June	2016	0

TOTAL 2nd Quarter		$0	$

July	2016	$0
August	2016	0
September	2016	0

TOTAL 3rd Quarter		$0	$

October	2016	$0
November	2016	0
December	2016	0

TOTAL 4th Quarter		$0		$325	1762	1/20/17

FEE SCHEDULE
Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

*	This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Plains Transloading, LLC		CASE NO:	16-43712

Form 2-G
NARRATIVE
	For Period Ending	12/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Dakota Plains Transloading, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the "Parent Company"). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	Dakota Plains Sand, LLC			MONTHLY OPERATING REPORT
				CHAPTER 11
CASE NUMBER:	16-43715

Form 2-A
COVER SHEET

For Period Ending 12/31/16

Accounting Method:	X	Accrual Basis	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

		Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. Submit the original Monthly Operating Report
Required Document:		bearing an original signature, to the U. S. Trustee. A copy of the Report must be
		filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document	Previously
Attached	Waived		REQUIRED REPORTS/DOCUMENTS

X		1.	Cash Receipts and Disbursements Statement (Form 2-B)

X		2.	Balance Sheet (Form 2-C)

X		3.	Profit and Loss Statement (Form 2-D)

X		4.	Supporting Schedules (Form 2-E)

X		5.	Quarterly Fee Summary (Form 2-F)

X		6.	Narrative (Form 2-G)

N/A		7.	Bank Statements for All Bank Accounts

N/A		8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	1/20/17	Print Name:	Martin J Beskow

		Signature:

		Title:	Chief Financial Officer

DEBTOR: Dakota Plains Sand, LLC				CASE NO:		16-43715

	Form 2-B
	CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH FLOW SUMMARY				Current
				Month		Accumulated

1.	Beginning Cash Balance			$0	(1)	$0	(1)

2.	Cash Receipts
	Operations			0		0
	Sale of Assets			0		0
	DIP Financing / Advances			0		0
	Other			0		0

	Total Cash Receipts			$0		$0

3.	Cash Disbursements
	Operations			0		0
	DIP Financing Payments			0		0
	Professional Fees / U.S. Trustee Fees			0		0
	Other			0		0

	Total Cash Disbursements			$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)			0		0

5	Ending Cash Balance (to Form 2-C)			$0	(2)	$0	(2)

CASH BALANCE SUMMARY						Book
		Financial Institution				Balance

	Petty Cash		N/A			$0
	DIP Operating Account		N/A			0
	DIP State Tax Account		N/A			0
	DIP Payroll Account		N/A			0
	Other Operating Account		N/A			0
	Other Interest-bearing Account		N/A			0

	TOTAL (must agree with Ending Cash Balance above)					$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month's ending balance.							Page 1 of 3
(2) All cash balances should be the same.

DEBTOR: Dakota Plains Sand, LLC				CASE NO:	16-43715

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH RECEIPTS DETAIL		Account: N/A
(attach additional sheets as necessary)

Date	Payer	Description			Amount

12/31/16	None				$0
	Total Operations Cash Receipts				$0

12/31/16	None				$0
	Total Sale of Assets				$0

12/31/16	None				$0
	Total DIP Financing / Advances				$0

12/31/16	None				$0
	Total Other Receipts				$0

		Total Cash Receipts			$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1					Page 2 of 3

DEBTOR: Dakota Plains Sand, LLC					CASE NO:	16-43715

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
		For Period:	12/20/16	to	12/31/16

CASH DISBURSEMENTS DETAIL				Account: N/A
(attach additional sheets as necessary)

Date	Check No.	Payee			Description (Purpose)	Amount

12/31/16		None				0
		Total Operations Cash Disbursements				$0

12/31/16		None				$0
		Total DIP Financing Payments				$0

12/31/16		None				$0
		Total Professional Fees / U.S. Trustee Fees				$0

12/31/16		None				0
		Total Other Cash Disbursements				$0

					Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1						Page 3 of 3

DEBTOR: Dakota Plains Sand, LLC		CASE NO:	16-43715

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended:	12/31/16
		Current	Petition
ASSETS		Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$0	$0
Accounts Receivable (from Form 2-E)		0	0
Receivable from Officers, Employees, Affiliates		0	0
Inventory		0	0
Other Current Assets :(List)		0	0
		0	0

Total Current Assets		$0	$0

Fixed Assets:
Land		$0	$0
Building		0	0
Equipment, Furniture and Fixtures		0	0

Total Fixed Assets		0	0
Less: Accumulated Depreciation		(0)	(0)

Net Fixed Assets		$0	$0

Other Assets (List):		0	0
		0	0
TOTAL ASSETS		$0	$0

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)		0	0
Post-petition Taxes Payable (from Form 2-E)		0	0
Post-petition Notes Payable		0	0
Other Post-petition Payable(List):		0	0
		0	0

Total Post Petition Liabilities		$0	$0

Pre Petition Liabilities:
Secured Debt - Western Petroleum Company		0	0
Unsecured Debt		0	0

Total Pre Petition Liabilities		$0	$0

TOTAL LIABILITIES		$0	$0

OWNERS' EQUITY
Owner's/Stockholder's Equity		$0	$0
Retained Earnings - Prepetition		0	0
Retained Earnings - Post-petition		0	0

TOTAL OWNERS' EQUITY		$0	$0

TOTAL LIABILITIES AND OWNERS' EQUITY		$0	$0

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values			Page 1 of 1
listed on the Debtor's schedules.

DEBTOR: Dakota Plains Sand, LLC				CASE NO:	16-43715

Form 2-D
PROFIT AND LOSS STATEMENT
For Period:	12/20/16	to	12/31/16

			Current		Accumulated
			Month		Total (1)

Gross Operating Revenue			$0		$0
Less: Discounts, Returns and Allowances			(0)		(0)

Net Operating Revenue			$0		$0

Cost of Goods Sold			0		0

Gross Profit			$0		$0

Operating Expenses
Officer Compensation			$0		$0
Selling, General and Administrative			0		0
Rents and Leases			0		0
Depreciation, Depletion and Amortization			0		0
Other (list):			0		0
			0		0

Total Operating Expenses			$0		$0

Operating Income (Loss)			$0		$0

Non-Operating Income and Expenses
Other Non-Operating Expenses			$0		$0
Gains (Losses) on Sale of Assets			0		0
Interest Income			0		0
Interest Expense			0		0
Other Non-Operating Income			0		0

Net Non-Operating Income or (Expenses)			$0		$0

Reorganization Expenses
Legal and Professional Fees			$0		$0
Other Reorganization Expense			0		0

Total Reorganization Expenses			$0		$0

Net Income (Loss) Before Income Taxes			$0		$0

Federal and State Income Tax Expense (Benefit)			0		0

NET INCOME (LOSS)			$0		$0

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR: Dakota Plains Sand, LLC						CASE NO:	16-43715

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount		Date	Check	Ending
	Balance (1)	Accrued	Paid		Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0				$0
State	0	0	0				0

FICA Tax Withheld	0	0	0				0

Employer's FICA Tax	0	0	0				0

Unemployment Tax
Federal	0	0	0				0
State	0	0	0				0

Sales, Use &
Excise Taxes	0	0	0				0

Property Taxes	0	0	0				0

Accrued Income Tax:
Federal	0	0	0				0
State	0	0	0				0
Other:	0	0	0				0

TOTALS	$0	$0	$0				$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
							Premium
	Carrier				Amount of	Expiration	Paid
					Coverage	Date	Through
Workers' Compensation		Various			$12,500,000	3/23/17	1/31/17

General Liability		Various			$50,000,000	7/30/17	1/31/17

Property (Fire, Theft)		Various			$46,413,035	12/10/17	1/31/17

Vehicle		Security National			$1,000,000	12/10/17	1/31/17

Pollution		Berkley-Nautilus			$10,000,000	5/11/17	1/31/17

D&O		Various			$20,000,000	9/19/19	9/19/19

DEBTOR:	Dakota Plains Sand, LLC				CASE NO:		16-43715

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

					Accounts		Post Petition
Due					Receivable		Accounts Payable

Under 30 days					$0		$0
30 to 60 days					0		0
61 to 90 days					0		0
91 to 120 days					0		0
Over 120 days					0		0

Total Post Petition					0

Pre Petition Amounts					0

Total Accounts Receivable					$0
Less: Bad Debt Reserve					0
Net Accounts Receivable (to Form 2-C)					$0

					Total Post Petition
					Accounts Payable		$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month's	Current		Date of		Month-end
	Balance	Accrual	Month		Court Approval		Balance Due *

Debtor's Counsel	$0	$0	$0				$0
Senior Secured Lender
Counsel	0	0	0				0
Counsel for Unsecured
Creditors' Committee	0	0	0				0
Trustee's Counsel	0	0	0				0
Accountant	0	0	0				0
Other:	0	0	0				0
Total	$0	$0	$0				$0
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position		Nature of Payment			Amount
						$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.							Page 2 of 2

DEBTOR: Dakota Plains Sand, LLC						CASE NO:	16-43715

Form 2-F
QUARTERLY FEE SUMMARY *
			For the Month Ended:		12/31/16

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$0
February	2016		0
March	2016		0

TOTAL 1st Quarter			$0	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		0

TOTAL 4th Quarter			$0		$325	1763	1/20/17

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*	This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Plains Sand, LLC			CASE NO: 16-43715

Form 2-G
NARRATIVE
		For Period Ending	12/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Dakota Plains Sand, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the "Parent Company"). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	Dakota Plains Marketing, LLC			MONTHLY OPERATING REPORT
				CHAPTER 11
CASE NUMBER:	16-43716

Form 2-A
COVER SHEET

For Period Ending 12/31/16

Accounting Method:	X	Accrual Basis	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

		Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. Submit the original Monthly Operating Report
Required Document:		bearing an original signature, to the U. S. Trustee. A copy of the Report must be
		filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document	Previously
Attached	Waived		REQUIRED REPORTS/DOCUMENTS

X		1.	Cash Receipts and Disbursements Statement (Form 2-B)

X		2.	Balance Sheet (Form 2-C)

X		3.	Profit and Loss Statement (Form 2-D)

X		4.	Supporting Schedules (Form 2-E)

X		5.	Quarterly Fee Summary (Form 2-F)

X		6.	Narrative (Form 2-G)

N/A		7.	Bank Statements for All Bank Accounts

N/A		8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	1/20/17	Print Name:	Martin J Beskow

		Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Plains Marketing, LLC			CASE NO:		16-43716

	Form 2-B
	CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH FLOW SUMMARY				Current
				Month		Accumulated

1.	Beginning Cash Balance			$0	(1)	$0	(1)

2.	Cash Receipts
	Operations			0		0
	Sale of Assets			0		0
	DIP Financing / Advances			0		0
	Other			0		0

	Total Cash Receipts			$0		$0

3.	Cash Disbursements
	Operations			0		0
	DIP Financing Payments			0		0
	Professional Fees / U.S. Trustee Fees			0		0
	Other			0		0

	Total Cash Disbursements			$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)			0		0

5	Ending Cash Balance (to Form 2-C)			$0	(2)	$0	(2)

CASH BALANCE SUMMARY						Book
		Financial Institution				Balance

	Petty Cash		N/A			$0
	DIP Operating Account		N/A			0
	DIP State Tax Account		N/A			0
	DIP Payroll Account		N/A			0
	Other Operating Account		N/A			0
	Other Interest-bearing Account		N/A			0

	TOTAL (must agree with Ending Cash Balance above)					$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month's ending balance.							Page 1 of 3
(2) All cash balances should be the same.

DEBTOR:	Dakota Plains Marketing, LLC			CASE NO:	16-43716

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	12/20/16	to	12/31/16

CASH RECEIPTS DETAIL		Account: N/A
(attach additional sheets as necessary)

Date	Payer	Description			Amount

12/31/16	None				$0
	Total Operations Cash Receipts				$0

12/31/16	None				$0
	Total Sale of Assets				$0

12/31/16	None				$0
	Total DIP Financing / Advances				$0

12/31/16	None				$0
	Total Other Receipts				$0

		Total Cash Receipts			$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1					Page 2 of 3

DEBTOR:	Dakota Plains Marketing, LLC				CASE NO:	16-43716

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
		For Period:	12/20/16	to	12/31/16

CASH DISBURSEMENTS DETAIL				Account: N/A
(attach additional sheets as necessary)

Date	Check No.	Payee			Description (Purpose)	Amount

12/31/16		None				0
		Total Operations Cash Disbursements				$0

12/31/16		None				$0
		Total DIP Financing Payments				$0

12/31/16		None				$0
		Total Professional Fees / U.S. Trustee Fees				$0

12/31/16		None				0
		Total Other Cash Disbursements				$0

					Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1						Page 3 of 3

DEBTOR:	Dakota Plains Marketing, LLC		CASE NO:	16-43716

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended:		12/31/16
			Current	Petition
ASSETS			Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)			$0	$0
Accounts Receivable (from Form 2-E)			0	0
Receivable from Officers, Employees, Affiliates			0	0
Inventory			0	0
Other Current Assets :(List)			0	0
			0	0
Total Current Assets			$0	$0

Fixed Assets:
Land			$0	$0
Building			0	0
Equipment, Furniture and Fixtures			0	0

Total Fixed Assets			0	0
Less: Accumulated Depreciation			(0)	(0)

Net Fixed Assets			$0	$0

Other Assets (List):			0	0
			0	0
TOTAL ASSETS			$0	$0

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)			$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)			0	0
Post-petition Taxes Payable (from Form 2-E)			0	0
Post-petition Notes Payable			0	0
Other Post-petition Payable(List):			0	0
			0	0

TOTAL LIABILITIES AND OWNERS' EQUITY			$0	$0

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values				Page 1 of 1
listed on the Debtor's schedules.

DEBTOR:	Dakota Plains Marketing, LLC			CASE NO:	16-43716

Form 2-D
PROFIT AND LOSS STATEMENT
For Period:	12/20/16	to	12/31/16

			Current		Accumulated
			Month		Total (1)

Gross Operating Revenue			$0		$0
Less: Discounts, Returns and Allowances			(0)		(0)

Net Operating Revenue			$0		$0

Cost of Goods Sold			0		0

Gross Profit			$0		$0

Operating Expenses
Officer Compensation			$0		$0
Selling, General and Administrative			0		0
Rents and Leases			0		0
Depreciation, Depletion and Amortization			0		0
Other (list):			0		0
			0		0

Total Operating Expenses			$0		$0

Operating Income (Loss)			$0		$0

Non-Operating Income and Expenses
Other Non-Operating Expenses			$0		$0
Gains (Losses) on Sale of Assets			0		0
Interest Income			0		0
Interest Expense			0		0
Other Non-Operating Income			0		0

Net Non-Operating Income or (Expenses)			$0		$0

Reorganization Expenses
Legal and Professional Fees			$0		$0
Other Reorganization Expense			0		0

Total Recorganization Expenses			$0		$0

DEBTOR:	Dakota Plains Marketing, LLC					CASE NO:	16-43716

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount		Date	Check	Ending
	Balance (1)	Accrued	Paid		Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0				$0
State	0	0	0				0

FICA Tax Withheld	0	0	0				0

Employer's FICA Tax	0	0	0				0

Unemployment Tax
Federal	0	0	0				0
State	0	0	0				0

Sales, Use &
Excise Taxes	0	0	0				0

Property Taxes	0	0	0				0

Accrued Income Tax:
Federal	0	0	0				0
State	0	0	0				0
Other:	0	0	0				0

TOTALS	$0	$0	$0				$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
							Premium
	Carrier				Amount of	Expiration	Paid
					Coverage	Date	Through
Workers' Compensation		Various			$12,500,000	3/23/17	1/31/17

General Liability		Various			$50,000,000	7/30/17	1/31/17

Property (Fire, Theft)		Various			$46,413,035	12/10/17	1/31/17

Vehicle		Security National			$1,000,000	12/10/17	1/31/17

Pollution		Berkley-Nautilus			$10,000,000	5/11/17	1/31/17

D&O		Various			$20,000,000	9/19/19	9/19/19

DEBTOR:	Dakota Plains Marketing, LLC				CASE NO:		16-43716

Form 2-E
SUPPORTING SCHEDULES
		For Period:	12/20/16	to	12/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

					Accounts		Post Petition
Due					Receivable		Accounts Payable

Under 30 days					$0		$0
30 to 60 days					0		0
61 to 90 days					0		0
91 to 120 days					0		0
Over 120 days					0		0

Total Post Petition					0

Pre Petition Amounts					0

Total Accounts Receivable					$0
Less: Bad Debt Reserve					0
Net Accounts Receivable (to Form 2-C)					$0

					Total Post Petition
					Accounts Payable		$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month's	Current		Date of		Month-end
	Balance	Accrual	Month		Court Approval		Balance Due *

Debtor's Counsel	$0	$0	$0				$0
Senior Secured Lender
Counsel	0	0	0				0
Counsel for Unsecured
Creditors' Committee	0	0	0				0
Trustee's Counsel	0	0	0				0
Accountant	0	0	0				0
Other:	0	0	0				0
Total	$0	$0	$0				$0
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position		Nature of Payment			Amount
						$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.							Page 2 of 2

DEBTOR:	Dakota Plains Marketing, LLC					CASE NO:	16-43716

Form 2-F
QUARTERLY FEE SUMMARY *
			For the Month Ended:		12/31/16

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$0
February	2016		0
March	2016		0

TOTAL 1st Quarter			$0	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		0

TOTAL 4th Quarter			$0		$325	1764	1/20/17

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*	This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Plains Marketing, LLC		CASE NO:	16-43716

Form 2-G
NARRATIVE
	For Period Ending	12/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Dakota Plains Marketing, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the "Parent Company"). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

Page 1 of 1